This is filed pursuant to Rule 497(E).
File Nos. 33-18647 and 811-05398

[LOGO]

                          ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                     -AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------------

Supplement dated October 6, 2008 to the Prospectus dated May 1, 2008 of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") offering Class A shares of AllianceBernstein Money Market Portfolio (the "Portfolio") and to the Prospectus dated May 1, 2008 of the Fund offering Class B shares of the Portfolio.

                                    * * * * *

On October 2, 2008, the Board of Directors (the "Board") of the Fund approved the participation by the Portfolio in the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program applies to shares of the Portfolio held by shareholders as of the close of business as of September 19, 2008 (the "Covered Shareholders"). The Program has an initial three-month period (ending December 18, 2008) and it may be extended by the Treasury for periods up to September 18, 2009.

As you know, the Portfolio seeks to maintain a stable net asset value ("NAV") of $1.00 per share. Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Portfolio "breaks the buck", meaning that its NAV falls below $.995 per share (the "Guarantee Event"). In order to qualify for this protection, the Portfolio must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and $1.00 per share.

Because payments under the Program to Covered Shareholders are based on the number of shares you held on September 19, 2008, you will receive no payments for any increase in the number of the Portfolio's shares you hold after that date. If you sell all of your shares, you will not be covered by the Program. If the number of shares you hold fluctuates due to purchases or sales of shares during the Program period, you will be covered for the number of shares held as of the close of business on September 19 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19 are not eligible for coverage under the Program.

The Portfolio paid a fee to the Treasury for participation in the Program in the amount of 0.01% of the Portfolio's aggregate NAV on September 19. If the Program is extended, the Board will consider whether the Portfolio should continue to participate and, if so, the Portfolio would be required to pay additional fees.

More information about the Program is available at www.ustreas.gov.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

------------------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SK 00250 0073 924344